EXHIBIT 2
         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or she knows of or has reason to believe that such information is not accurate.


Dated:  August 9, 1999       DLJMB FUNDING II, INC.

                             By:      /s/ Ivy Dodes
                                -----------------------------------------------
                                      Name:  Ivy Dodes
                                      Title:   Vice President


                             DLJ MERCHANT BANKING PARTNERS II, L.P.

                             By: DLJ Merchant Banking II, Inc., as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                             By: DLJ Merchant Banking II, Inc., as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President

                             DLJ DIVERSIFIED PARTNERS, L.P.

                             By:      DLJ Diversified Partners, Inc., as
                                      Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ DIVERSIFIED PARTNERS-A, L.P.

                             By:      DLJ Diversified Partners, Inc., as
                                      Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ MILLENNIUM PARTNERS, L.P.

                             By: DLJ Merchant Banking II, Inc., as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ MILLENNIUM PARTNERS-A, L.P.

                             By:      DLJ Merchant Banking II, Inc., as
                                      Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President

                             DLJ FIRST ESC, L.P.

                             By: DLJ LBO Plans Management Corporation, as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ OFFSHORE PARTNERS II, C.V.

                             By: DLJ Merchant Banking II, Inc., as Advisory General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ EAB PARTNERS, L.P.

                             By: DLJ LBO Plans Management Corporation, as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ ESC II, L.P.

                             By: DLJ LBO Plans Management Corporation, as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President

                             DLJ MERCHANT BANKING II, LLC

                             By:      DLJ Merchant Banking II, Inc.,
                                      as Managing Member


                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ MERCHANT BANKING II, INC.


                             By:      /s/ Ivy Dodes
                                -----------------------------------------------
                                Name:  Ivy Dodes
                                Title:   Vice President


                             DLJ DIVERSIFIED ASSOCIATES, L.P.


                             By:      DLJ Diversified Partners, Inc.
                                      as Managing General Partner

                                      By:      /s/ Ivy Dodes
                                         --------------------------------------
                                         Name:  Ivy Dodes
                                         Title:   Vice President


                             DLJ DIVERSIFIED PARTNERS, INC.

                             By:      /s/ Ivy Dodes
                                -----------------------------------------------
                                Name:  Ivy Dodes
                                Title:   Vice President


                             DLJ LBO PLANS MANAGEMENT CORPORATION


                             By:      /s/ Ivy Dodes
                                -----------------------------------------------
                                Name:  Ivy Dodes
                                Title:   Vice President

                             DLJ CAPITAL INVESTORS, INC.


                             By:      /s/ Ivy Dodes
                                -----------------------------------------------
                                Name:  Ivy Dodes
                                Title:   Vice President


                             DONALDSON, LUFKIN & JENRETTE, INC.


                             By:   /s/ Marjorie White
                                -----------------------------------------------
                                  Name:  Marjorie White
                                  Title:   Secretary


                             THE EQUITABLE COMPANIES INCORPORTED


                             By:   /s/ Alvin H. Fenichel
                                -----------------------------------------------
                                  Name:  Alvin H. Fenichel
                                  Title:    Senior Vice President and Controller


                             AXA
                             FINAXA
                             AXA ASSURANCES I.A.R.D. MUTUELLE
                             AXA ASSURANCES VIE MUTUELLE
                             AXA COURTAGE ASSURANCE MUTUELLE
                             AXA CONSEIL VIE ASSURANCE MUTUELLE
                             CLAUDE BEBEAR, as AXA Voting Trustee
                             PATRICE GARNIER, as AXA Voting Trustee
                             HENRI de CLERMONT-TONNERRE, as AXA Voting Trustee

                             Signed on behalf of each of the above

                             By:   /s/ Alvin H. Fenichel
                                -----------------------------------------------
                                  Name:  Alvin H. Fenichel
                                  Title:    Attorney-in-Fact